UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2017

GREENESTONE HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	000-15078	84-1227328
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5734 Yonge Street, Suite 300 Toronto, Ontario, Canada M2M 4E7
(Address of principal executive offices)

(416) 222-5501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Restructuring Transactions

On February 14, 2017, GreeneStone Healthcare Corporation, a Colorado corporation (“GreeneStone” or the “Company”) completed a series of transactions (referred to collectively as the “Restructuring Transactions”), including a share purchase agreement (the “SPA”) whereby GreeneStone acquired the stock of the company holding the Muskoka healthcare clinic real estate, an asset purchase agreement (the “APA”) and lease (the “Lease”) whereby the Company sold all of the Muskoka clinic business assets and leased the clinic building to the buyer, and a real estate purchase agreement and asset purchase agreement whereby GreeneStone purchased the real estate and business assets of a healthcare clinic in Florida (the “Florida Purchase”).

The Stock Purchase Agreement

Under the SPA, the Company acquired 100% of the stock of Cranberry Cove Holdings Ltd. (“CCH”) from Leon Developments Ltd. (“Leon Developments”), a company wholly owned by Shawn E. Leon, who is the President, CE, and CFO of GreeneStone (“Mr. Leon”). CCH owns the real estate on which the Company’s rehabilitation clinic (“the Canadian Rehab Clinic”) in Muskoka, Ontario is located. The total consideration paid by GreeneStone was CDN$3,300,000 (an appraised value of CDN$10,000,000 less the outstanding mortgage loan), which was funded by the assignment to Leon Developments of certain indebtedness owing to GreeneStone in the amount of CDN$659,918, and the issuance of 60,000,000 shares of the Company’s common stock to Leon Developments, valued at approximately US$0.033 per share (the “Shares”).

The Asset Purchase Agreement and Lease

Under the APA, the assets of the Canadian Rehab Clinic were sold by GreeneStone, through its subsidiary, GreeneStone Clinic Muskoka Inc. (the “Rehab Clinic Subsidiary”), to Canadian Addiction Residential Treatment LP (the “Purchaser”), for a total consideration of CDN$10,000,000, plus an additional performance payment of up to CDN$3,000,000 performance payment to be received in 2019 if certain clinic performance metrics are met. The Purchaser completed the sale with cash proceeds to the Company of CDN$10,000,000, of which CDN$1,500,000.00 will remain in escrow for up to two years to cover indemnities given by the Company. Aside from using the proceeds of the Muskoka clinic asset sale to pay down significant tax debts and operational costs of the Company, the Company also used the proceeds to fund the Florida Purchase.

Through the APA, substantially all of the assets of the Rehab Clinic Subsidiary were sold, leaving GreeneStone with only the underlying clinic real estate, which GreeneStone through its newly acquired subsidiary CCH concurrently leased to the Purchaser. The Lease is a triple net lease and provides for a five (5) year primary term with three (3) five year renewal options, annual base rent for the first year at CDN$420,000 with annual increases, an option to tenant to purchase the leased premises and certain first refusal rights, all as set forth in the Lease filed herewith as Exhibit 10.3.

The Florida Purchase

Immediately after closing on the sale of its Muskoka clinic business, GreeneStone closed on the acquisition of the business and real estate assets of Seastone addiction treatment center in Delray Beach, Florida pursuant to certain real estate and asset purchase agreements described in and filed as exhibits to the May 17, 2016 Form 8K of the Company. This business will be operated through a newly formed Florida limited liability company named Seastone Delray Healthcare LLC. The purchase price for the Seastone assets was US$6,150,000 financed with a purchase money mortgage of US$3,000,000, a US$250,000 convertible promissory note from one of the sellers of the assets (the “Note”), and US$2,900,000 cash.

The Note issued is in the principal amount of USD$250,000.00, bears a 0% interest rate and matures twenty-four (24) months from the date of issuance, on February 13, 2019, and gives the holder the right from time to time and at any time, to convert all or any part of the outstanding and unpaid principal amount of the Note into fully paid and non-assessable shares of the Company’s common stock, subject to various other terms and conditions specified in the Note which is filed herewith as Exhibit 10.4.

The foregoing description of the Restructuring Transactions does not purport to be complete and is qualified in its entirety by reference to the underlying agreements of the Restructuring Transactions, including the SPA, APA, Lease and Note, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively, and which are incorporated herein by reference. In addition, a copy of the Company’s press release announcing the Restructuring Transactions is filed with this report as Exhibit 99.1, and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

To the extent required by Item 2.01 of Form 8-K, the information contained in Item 1.01 of this report regarding the Restructuring Transactions is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

The issuance of the Shares and the Note were done in connection with certain of the Restructuring Transactions and were not conducted in connection with a public offering, and no public solicitation or advertisement was made in connection with the issuances.

The Shares and the Note were offered and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act, as provided in Rule 506 of Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state laws. In acquiring the Note, the investor made representations to the Company that it met the accredited investor definition of Rule 501 of the Securities Act, and the Company relied on such representations. The Shares and the Note, and the shares of common stock issuable upon exercise of the conversion features of the Note, have not been registered under the Securities Act, or any other applicable securities laws, and unless so registered may not be offered or sold in the United States, except pursuant to an exemption from the registration requirements of the Securities Act.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 9.01 Financial Statements and Exhibits

(a)       Financial Statements of Business Acquired

The Company will file the financial statements required by Item 9.01(a) of Form 8-K by an amendment to this Form 8-K no later than 71 days from the date this Form 8-K is required to be filed.

(b)       Pro Forma Financial Information

The Company will file the pro forma financial information required by Item 9.01(b) of Form 8-K by an amendment to this Form 8-K no later than 71 days from the date this Form 8-K is required to be filed.

(d)       Exhibits. The following exhibit is furnished with this report:

Exhibit No.	Exhibit Description

10.1	Form of Stock Purchase Agreement, dated February 9, 2017

10.2	Form of Asset Purchase Agreement, dated February 13, 2017

10.3	Form of Lease dated February 13, 2017

10.4	Form of Note Dated February 13, 2016

99.1	Press Release, dated February 14, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2017

By: /s/ Shawn E. Leon

Name: Shawn E. Leon

Title: CEO

EXHIBITS

Exhibit No.	Exhibit Description

10.1	Form of Stock Purchase Agreement, dated February 9, 2017

10.2	Form of Asset Purchase Agreement, dated February 13, 2017

10.3	Form of Lease dated February 13, 2017

10.4	Form of Note Dated February 13, 2016

99.1	Press Release, dated February 14, 2017